UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 3)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 2, 2011

NVE Corporation
(Exact name of registrant as specified in its charter)

Minnesota	000-12196	41-1424202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11409 Valley View Road, Eden Prairie, Minnesota	55344
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (952) 829-9217

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Amendment Number 3 to Form 8-K is being filed to disclose an amendment to the lease agreement on the building housing our principal executive offices and manufacturing facility.

Item 1.01 Entry into a Material Definitive Agreement
     On August 2, 2011 we executed a fourth amendment to the lease agreement between us and Carlson Real Estate Company covering the building housing our principal executive offices and manufacturing facility. The building consists of 21,362 square feet of offices, laboratories, and production areas. Our lease would have expired December 31, 2015 without the fourth amendment. The fourth amendment extends the lease for an additional term of five years, expiring December 31, 2020, and eliminates our right to cancel the lease on December 31, 2012. The amendment provides for monthly base rent of $13,422.46 in 2016, increasing approximately 2.5% each subsequent year during the extended term. The amendment also limits increases in controllable operating expenses to a maximum of 4% per year.

     The fourth amendment to the lease is filed as Exhibit 10.8.

Item 9.01 Financial Statements and Exhibits
Exhibit #	Description
10.1	Lease dated October 1, 1998 between the company and Glenborough Properties, LP (incorporated by reference to our Quarterly Report on Form 10-QSB for the period ended September 30, 2002).
10.2	First amendment to lease between the company and Glenborough Properties, LP dated September 18, 2002 (incorporated by reference to our Quarterly Report on Form 10-QSB for the period ended September 30, 2002).

10.3	Second amendment to lease between the company and Glenborough Properties, LP dated December 1, 2003 (incorporated by reference to our Quarterly Report on Form 10-QSB for the period ended December 31, 2003).

10.4	Notification from Glenborough Properties, LP relating to change in building ownership (incorporated by reference to our Current Report on Form 8-K filed October 11, 2005).
10.5	Notification from Carlson Real Estate Company, Inc. relating to change in building ownership (incorporated by reference to our Current Report on Form 8-K filed October 11, 2005).
10.6	Third amendment to lease between the company and Carlson Real Estate Company, Inc. (incorporated by reference to our Current Report on Form 8-K/A filed December 20, 2007).
10.7	Letter from Carlson Real Estate Services, LLC relating to transfer of building title (incorporated by reference to our Current Report on Form 8-K/A filed April 15, 2011).
10.8	Fourth amendment to lease between the company and the Barbara C. Gage Revocable Trust (filed with this Current Report on Form 8-K/A).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date August 3, 2011	NVE CORPORATION (Registrant) /s/ CURT A. REYNDERS Curt A. Reynders Chief Financial Officer